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                                                                     EXHIBIT 4.1


                                 [BACKWEB LOGO]

               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL


                                                                           CUSIP


                              THIS CERTIFIES THAT

                                     SHARES
                      SEE REVERSE FOR CERTAIN DEFINITIONS



IS THE REGISTERED HOLDER OF

   FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE PAR VALUE OF 0.01 NEW
                            ISRAELI SHEKELS EACH, OF

                           BACKWEB TECHNOLOGIES, LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by acceptance hereof asserts. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:



    /s/ HANAN MIRON                                          /s/ E. Barkat
-----------------------                                 -----------------------
CHIEF FINANCIAL OFFICER              [SEAL]             CHIEF EXECUTIVE OFFICER


AMERICAN BANK NOTE COMPANY                 MAY 20, 1999 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                       004942fc
(562) 989-2333
(FAX) (562) 428-7450

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                           BACKWEB TECHNOLOGIES LTD.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM  --  as tenants in common                        UNIF GIFT MIN ACT -- _______________Custodian_______________
        TEN ENT  --  as tenants by the entireties                                         (Cust)                   (Minor)
        JT TEN   --  as joint tenants with right of                                   under Uniform Gifts to Minors
                     survivorship and not as tenants                                  Act ___________________________________
                     in common                                                                          (State)
                                                                 UNIF TRF MIN ACT --  ___________Custodian (until age _______)
                                                                                         (Cust)
                                                                                      _________________under Uniform Transfers
                                                                                             (Minor)
                                                                                      to Minors Act __________________________
                                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

___________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________  Ordinary Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________Attorney
to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________________________

                                                     X ____________________________________________________________________________


                                                     X ____________________________________________________________________________
                                                       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                             NOTICE:   WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                       ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By_____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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